Net finance costs	12 Months Ended
Dec. 31, 2021
Net finance costs
Net finance costs

16    Net finance costs

	2021	2020
	$	$

Change in fair value of derivative financial instrument	(293)	237
Lease liability interest expense (note 11)	67	71
Interest income	(205)	(692)
Change in amortized cost of trade and other receivables (note 4)	448	—
CIBC loan	—	472
Change in fair value of contingent consideration (note 10)	—	90
Foreign exchange loss	286	2,536
	303	2,714